Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

QUARTERLY TREND ANALYSIS OF SALES BY SEGMENT

($ in millions)

Net Sales	2007							2008							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	$3,457	$3,851	$7,308	$3,926	$11,234	$4,388	$15,622	$4,188	$4,475	$8,663	$4,510	$13,173	$4,542	$17,715	4%	13%	-4%	2%
US Pharmaceuticals	1,932	2,235	4,167	2,295	6,462	2,496	8,958	2,451	2,610	5,061	2,695	7,756	2,809	10,565	13%	18%	N/A	N/A
Primary Care	1,090	1,344	2,434	1,363	3,797	1,460	5,257	1,407	1,483	2,890	1,517	4,407	1,552	5,959	6%	13%	N/A	N/A
Oncology/Virology	504	511	1,015	539	1,554	602	2,156	619	633	1,252	641	1,893	655	2,548	9%	18%	N/A	N/A
Neuroscience	298	327	625	336	961	368	1,329	352	407	759	440	1,199	497	1,696	35%	28%	N/A	N/A
Immunoscience	40	53	93	57	150	66	216	73	87	160	97	257	105	362	59%	68%	N/A	N/A
Europe and Middle East Medicines	916	939	1,855	944	2,799	1,086	3,885	1,077	1,135	2,212	1,091	3,303	1,034	4,337	-5%	12%	-10%	6%
Latin America/Canada	297	311	608	331	939	396	1,335	316	333	649	342	991	311	1,302	-21%	-2%	-12%	1%
Asia/Pacific Medicines	289	333	622	319	941	377	1,318	323	365	688	352	1,040	364	1,404	-3%	7%	—	6%
Nutritionals	606	620	1,226	675	1,901	670	2,571	703	728	1,431	744	2,175	707	2,882	6%	12%	-5%	2%
Continuing Operations	4,063	4,471	8,534	4,601	13,135	5,058	18,193	4,891	5,203	10,094	5,254	15,348	5,249	20,597	4%	13%	-4%	2%
Discontinued Operations	413	457	870	449	1,319	465	1,784	308	330	638	127	765	5	770	-99%	-57%	—	3%
Total Company	$4,476	$4,928	$9,404	$5,050	$14,454	$5,523	$19,977	$5,199	$5,533	$10,732	$5,381	$16,113	$5,254	$21,367	-5%	7%	-3%	2%

% of Total Sales	2007							2008							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	77.2%	78.1%	77.7%	77.7%	77.7%	79.4%	78.2%	80.6%	80.9%	80.7%	83.8%	81.8%	86.4%	82.9%	700	470
US Pharmaceuticals	43.2%	45.4%	44.3%	45.4%	44.7%	45.2%	44.8%	47.2%	47.2%	47.2%	50.1%	48.1%	53.5%	49.4%	830	460
Primary Care	24.4%	27.3%	25.9%	26.9%	26.3%	26.4%	26.3%	27.1%	26.8%	26.9%	28.2%	27.4%	29.5%	27.9%	310	160
Oncology/Virology	11.3%	10.4%	10.8%	10.7%	10.8%	10.9%	10.8%	11.9%	11.4%	11.7%	11.9%	11.7%	12.5%	11.9%	160	110
Neuroscience	6.7%	6.6%	6.6%	6.7%	6.6%	6.7%	6.7%	6.8%	7.4%	7.1%	8.2%	7.4%	9.5%	7.9%	280	120
Immunoscience	0.8%	1.1%	1.0%	1.1%	1.0%	1.2%	1.0%	1.4%	1.6%	1.5%	1.8%	1.6%	2.0%	1.7%	80	70
Europe and Middle East Medicines	20.5%	19.1%	19.7%	18.7%	19.4%	19.7%	19.4%	20.7%	20.5%	20.6%	20.3%	20.5%	19.7%	20.3%	—	90
Latin America/Canada	6.6%	6.3%	6.5%	6.6%	6.5%	7.2%	6.7%	6.1%	6.0%	6.0%	6.4%	6.2%	5.9%	6.1%	(130)	(60)
Asia/Pacific Medicines	6.5%	6.8%	6.6%	6.3%	6.5%	6.8%	6.6%	6.2%	6.6%	6.4%	6.5%	6.5%	6.9%	6.6%	10	—
Nutritionals	13.5%	12.6%	13.0%	13.4%	13.2%	12.2%	12.9%	13.5%	13.1%	13.3%	13.8%	13.5%	13.5%	13.5%	130	60
Continuing Operations	90.7%	90.7%	90.7%	91.1%	90.9%	91.6%	91.1%	94.1%	94.0%	94.0%	97.6%	95.3%	99.9%	96.4%	830	530
Discontinued Operations	9.3%	9.3%	9.3%	8.9%	9.1%	8.4%	8.9%	5.9%	6.0%	6.0%	2.4%	4.7%	0.1%	3.6%	(830)	(530)
Total Company	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2008

($ in millions)

QUARTER-TO-DATE

CONTINUING OPERATIONS
	US*	Non-US*	Total
Price Increases/(Decreases)	7%	2%	5%
Foreign Exchange	—	-5%	-4%
Volume	4%	-3%	3%

Total Change	11%	-6%	4%

Total 2008 Period to Date Sales	$3,189	$2,060	$5,249
Total 2007 Period to Date Sales	$2,874	$2,184	$5,058

PHARMACEUTICALS
	US	Non-US	Total
Price Increases/(Decreases)	8%	—	5%
Foreign Exchange	—	-8%	-4%
Volume	5%	-1%	3%

Total Change	13%	-9%	4%

Total 2008 Period to Date Sales	$2,819	$1,723	$4,542
Total 2007 Period to Date Sales	$2,503	$1,885	$4,388

NUTRITIONALS
	US	Non-US	Total
Price Increases/(Decreases)	1%	12%	7%
Foreign Exchange	—	-8%	-5%
Volume	-2%	6%	4%

Total Change	-1%	10%	6%

Total 2008 Period to Date Sales	$272	$435	$707
Total 2007 Period to Date Sales	$275	$395	$670

*	This table presents Continuing Operations sales on a legal entity basis and segment and product sales on a country management reported basis. As a result, the sum of the segment sales does not tie to Continuing Operations sales.

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2008

($ in millions)

YEAR-TO-DATE

CONTINUING OPERATIONS
	US*	Non-US*	Total
Price Increases/(Decreases)	7%	1%	4%
Foreign Exchange	—	6%	2%
Volume	9%	3%	7%

Total Change	16%	10%	13%

Total 2008 Period to Date Sales	$12,042	$8,555	$20,597
Total 2007 Period to Date Sales	$10,422	$7,771	$18,193

PHARMACEUTICALS
	US	Non-US	Total
Price Increases/(Decreases)	7%	-1%	3%
Foreign Exchange	—	5%	2%
Volume	11%	3%	8%

Total Change	18%	7%	13%

Total 2008 Period to Date Sales	$10,611	$7,104	$17,715
Total 2007 Period to Date Sales	$8,992	$6,630	$15,622

NUTRITIONALS
	US	Non-US	Total
Price Increases/(Decreases)	4%	12%	8%
Foreign Exchange	—	3%	2%
Volume	-6%	8%	2%

Total Change	-2%	23%	12%

Total 2008 Period to Date Sales	$1,108	$1,774	$2,882
Total 2007 Period to Date Sales	$1,128	$1,443	$2,571

*	This table presents Continuing Operations sales on a legal entity basis and segment and product sales on a country management reported basis. As a result, the sum of the segment sales does not tie to Continuing Operations sales.

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENT OF EARNINGS

($ in millions, except per share amounts)

	2007									2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr		Year		1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales	$4,063	$4,471	$8,534	$4,601	$13,135	$5,058		$18,193		$4,891	$5,203	$10,094	$5,254	$15,348	$5,249	$20,597	4%	13%
Cost of products sold	1,266	1,408	2,674	1,478	4,152	1,716		5,868		1,570	1,670	3,240	1,634	4,874	1,522	6,396	-11%	9%
Marketing, selling and administrative	1,052	1,103	2,155	1,105	3,260	1,256		4,516		1,134	1,165	2,299	1,208	3,507	1,285	4,792	2%	6%
Advertising and product promotion	258	354	612	338	950	465		1,415		319	420	739	362	1,101	449	1,550	-3%	10%
Research and development	781	755	1,536	802	2,338	889		3,227		782	826	1,608	834	2,442	1,143	3,585	29%	11%
Acquired in-process research and development	—	—	—	—	—	230		230		—	32	32	—	32	—	32	-100%	-86%
Provision for restructuring, net	37	7	44	—	44	139		183		11	30	41	26	67	151	218	9%	19%
Litigation expense, net	—	14	14	—	14	—		14		—	2	2	30	32	1	33	—	136%
Gain on sale of product lines and businesses	—	(26)	(26)	(247)	(273)	—		(273)		—	—	—	—	—	(159)	(159)	—	42%
Equity in net income of affiliates	(126)	(128)	(254)	(139)	(393)	(131)		(524)		(164)	(150)	(314)	(164)	(478)	(139)	(617)	-6%	-18%
Other expense/(income), net	22	(1)	21	8	29	322		351		32	(13)	19	169	188	(892)	(704)	*	*

Total expenses	3,290	3,486	6,776	3,345	10,121	4,886		15,007		3,684	3,982	7,666	4,099	11,765	3,361	15,126	-31%	1%

Earnings from Continuing Operations Before Minority Interest and Income Taxes	$773	$985	$1,758	$1,256	$3,014	$172		$3,186		$1,207	$1,221	$2,428	$1,155	$3,583	$1,888	$5,471	*	72%
Provision for income taxes	40	203	243	292	535	147		682		330	258	588	308	896	424	1,320	188%	94%
Minority interest, net of taxes	141	194	335	211	546	217		763		230	241	471	259	730	266	996	23%	31%

Net Earnings/(Loss)—Continuing Operations	$592	$588	$1,180	$753	$1,933	$(192)		$1,741		$647	$722	$1,369	$588	$1,957	$1,198	$3,155	*	81%
Discontinued Operations	98	118	216	105	321	103		424		14	42	56	1,990	2,046	46	2,092	-55%	*

Net Earnings/(Loss)	$690	$706	$1,396	$858	$2,254	$(89)		$2,165		$661	$764	$1,425	$2,578	$4,003	$1,244	$5,247	*	142%

Net Earnings/(Loss)—Continuing Operations	$592	$588	$1,180	$753	$1,933	$(192	)(a)	$1,741	(b)	$647	$722	$1,369	$588	$1,957	$1,198	$3,155	*	81%
Interest expense on conversion of convertible debt bonds, net of tax	9	9	18	10	28	—		—		8	4	12	4	16	—	16	—	—

Net Earnings/(Loss) used for diluted earnings per common share calculation—Continuing Operations	$601	$597	$1,198	$763	$1,961	$(192	)(a)	$1,741	(b)	$655	$726	$1,381	$592	$1,973	$1,198	$3,171	*	82%

Diluted Earnings/(Loss) per Common Share**—Continuing Operations	$0.30	$0.30	$0.60	$0.38	$0.98	$(0.10)		$0.88		$0.32	$0.36	$0.69	$0.30	$0.98	$0.61	$1.59	*	81%
Diluted Earnings per Common Share**—Discontinued Operations	0.05	0.06	0.11	0.05	0.16	0.05		0.21		0.01	0.02	0.03	0.99	1.02	0.02	1.04	-60%	*

Diluted Earnings/(Loss) per Common Share**	$0.35	$0.36	$0.71	$0.43	$1.14	$(0.05)		$1.09		$0.33	$0.38	$0.72	$1.29	$2.00	$0.63	$2.63	*	141%

Average Common Shares Outstanding—Diluted	1,997	2,006	2,002	2,012	2,005	1,975		1,980		2,008	2,008	2,007	2,004	2,006	1,982	2,001	—	1%
Dividends declared per common share	$0.28	$0.28	$0.56	$0.28	$0.84	$0.31		$1.15		$0.31	$0.31	$0.62	$0.31	$0.93	$0.31	$1.24	—	8%

% of Net Sales	2007							2008							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Margin	68.8%	68.5%	68.7%	67.9%	68.4%	66.1%	67.7%	67.9%	67.9%	67.9%	68.9%	68.2%	71.0%	68.9%	490	120
Cost of products sold	31.2%	31.5%	31.3%	32.1%	31.6%	33.9%	32.3%	32.1%	32.1%	32.1%	31.1%	31.8%	29.0%	31.1%	(490)	(120)
Marketing, selling and administrative	25.9%	24.7%	25.3%	24.0%	24.8%	24.8%	24.8%	23.2%	22.4%	22.8%	23.0%	22.8%	24.5%	23.3%	(30)	(150)
Advertising and product promotion	6.3%	7.9%	7.2%	7.3%	7.2%	9.2%	7.8%	6.5%	8.1%	7.3%	6.9%	7.2%	8.6%	7.5%	(60)	(30)
Research and development	19.2%	16.9%	18.0%	17.4%	17.8%	17.6%	17.7%	16.0%	15.9%	15.9%	15.9%	15.9%	21.8%	17.4%	420	(30)
Acquired in-process research and development	—	—	—	—	—	4.5%	1.3%	—	—	0.3%	—	0.2%	—	0.2%	(450)	(110)
Total expenses	81.0%	78.0%	79.4%	72.7%	77.1%	96.6%	82.5%	75.3%	76.5%	75.9%	78.0%	76.7%	64.0%	73.4%	(3,260)	(910)
Earnings from Continuing Operations Before Minority Interest and Income Taxes	19.0%	22.0%	20.6%	27.3%	22.9%	3.4%	17.5%	24.7%	23.5%	24.1%	22.0%	23.3%	36.0%	26.6%	3,260	910
Net Earnings/(Loss)—Continuing Operations	14.6%	13.2%	13.8%	16.4%	14.7%	-3.8%	9.6%	13.2%	13.9%	13.6%	11.2%	12.8%	22.8%	15.3%	2,660	570
Other Ratios
Effective Tax Rate	5.2%	20.6%	13.8%	23.2%	17.8%	85.5%	21.4%	27.3%	21.1%	24.2%	26.7%	25.0%	22.5%	24.1%	(6,300)	270

Other Expense/(Income), net	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$109	$107	$216	$109	$325	$96	$421	$73	$80	$153	$84	$237	$73	$310	-24%	-26%
Interest income	(53)	(62)	(115)	(69)	(184)	(57)	(241)	(43)	(31)	(74)	(37)	(111)	(19)	(130)	67%	46%
Impairment charge of marketable securities	—	—	—	—	—	275	275	25	(2)	23	224	247	77	324	-72%	18%
Sale of ImClone shares	—	—	—	—	—	—	—	—	—	—	—	—	(895)	(895)	—	—
Foreign exchange transaction (gains)/losses	8	(5)	3	21	24	(9)	15	19	(2)	17	(51)	(34)	(42)	(76)	*	*
Other, net	(42)	(41)	(83)	(53)	(136)	17	(119)	(42)	(58)	(100)	(51)	(151)	(86)	(237)	*	-99%

	$22	$(1)	$21	$8	$29	$322	$351	$32	$(13)	$19	$169	$188	$(892)	$(704)	*	*

*	In excess of +/- 200%
**	Quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.
(a)	As a result of the Q4 2007 net loss, Diluted Average Common Shares Outstanding and Loss per Common Share are equal to Basic Average Common Shares Outstanding and Loss per Common Share.
(b)	Assumed interest amount and the assumed conversion of convertible debt are not used for Diluted Earnings per Common Share calculation as the impact of convertible debt is anti-dilutive.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP GROWTH PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED DECEMBER 31, 2008

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE
	Growth %	FX Impact	Growth % Excluding FX
Net Sales	4%	-4%	8%
Marketing, selling and administrative	2%	5%	7%
Advertising and product promotion	-3%	3%	—
Research and development	29%	2%	31%

YEAR-TO-DATE
	Growth %	FX Impact	Growth % Excluding FX
Net Sales	13%	2%	11%
Marketing, selling and administrative	6%	-2%	4%
Advertising and product promotion	10%	-2%	8%
Research and development	11%	-1%	10%

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT GROSS MARGIN AND PRETAX EARNINGS FROM CONTINUING OPERATIONS

($ in millions)

Gross Profit	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	$2,418	$2,678	$5,096	$2,715	$7,811	$2,956	$10,767	$2,886	$3,108	$5,994	$3,189	$9,183	$3,301	$12,484	12%	16%
Pharmaceuticals Excluding Specified Items	2,434	2,691	5,125	2,732	7,857	3,089	10,946	2,982	3,166	6,148	3,242	9,390	3,334	12,724	8%	16%
Nutritionals	391	392	783	427	1,210	415	1,625	452	460	912	458	1,370	438	1,808	6%	11%

Gross Margin %	2007							2008							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	69.9%	69.5%	69.7%	69.2%	69.5%	67.4%	68.9%	68.9%	69.5%	69.2%	70.7%	69.7%	72.7%	70.5%	530	160
Pharmaceuticals Excluding Specified Items	70.4%	69.9%	70.1%	69.6%	69.9%	70.4%	70.1%	71.2%	70.7%	71.0%	71.9%	71.3%	73.4%	71.8%	300	170
Nutritionals	64.5%	63.2%	63.9%	63.3%	63.7%	61.9%	63.2%	64.3%	63.2%	63.7%	61.6%	63.0%	62.0%	62.7%	10	-50

Earnings Before Minority Interest and Income Taxes	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	$825	$1,005	$1,830	$977	$2,807	$664	$3,471	$1,227	$1,219	$2,446	$1,403	$3,849	$1,139	$4,988	72%	44%
Pharmaceuticals Excluding Specified Items	921	1,035	1,956	1,054	3,010	1,040	4,050	1,345	1,341	2,686	1,496	4,182	1,479	5,661	42%	40%
Nutritionals	173	167	340	196	536	172	708	231	214	445	200	645	185	830	8%	17%
Nutritionals Excluding Specified Items **	173	167	340	196	536	172	708	231	214	445	204	649	198	847	15%	20%

Net Margin %	2007							2008							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	23.9%	26.1%	25.0%	24.9%	25.0%	15.1%	22.2%	29.3%	27.2%	28.2%	31.1%	29.2%	25.1%	28.2%	1000	600
Pharmaceuticals Excluding Specified Items	26.6%	26.9%	26.8%	26.8%	26.8%	23.7%	25.9%	32.1%	30.0%	31.0%	33.2%	31.7%	32.6%	32.0%	890	610
Nutritionals	28.5%	26.9%	27.7%	29.0%	28.2%	25.7%	27.5%	32.9%	29.4%	31.1%	26.9%	29.7%	26.2%	28.8%	50	130
Nutritionals Excluding Specified Items **	28.5%	26.9%	27.7%	29.0%	28.2%	25.7%	27.5%	32.9%	29.4%	31.1%	27.4%	29.8%	28.0%	29.4%	230	190

Pharmaceuticals	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Profit	$2,418	$2,678	$5,096	$2,715	$7,811	$2,956	$10,767	$2,886	$3,108	$5,994	$3,189	$9,183	$3,301	$12,484	12%	16%
Specified Items:
Productivity Transformation Initiative	—	—	—	—	—	102	102	96	58	154	53	207	6	213	-94%	109%
Downsizing and streamlining of worldwide operations	16	13	29	17	46	31	77	—	—	—	—	—	—	—	-100%	-100%
Asset impairment	—	—	—	—	—	—	—	—	—	—	—	—	27	27	—	—

Subtotal	16	13	29	17	46	133	179	96	58	154	53	207	33	240	-75%	34%

Gross Profit Excluding Specified Items	$2,434	$2,691	$5,125	$2,732	$7,857	$3,089	$10,946	$2,982	$3,166	$6,148	$3,242	$9,390	$3,334	$12,724	8%	16%

Pharmaceuticals	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Earnings Before Minority Interest and Income Taxes	$825	$1,005	$1,830	$977	$2,807	$664	$3,471	$1,227	$1,219	$2,446	$1,403	$3,849	$1,139	$4,988	72%	44%
Specified Items:
Productivity Transformation Initiative	—	—	—	—	—	110	110	98	59	157	56	213	40	253	-64%	130%
Upfront and milestone payments and acquired in-process research and development	80	17	97	60	157	235	392	20	63	83	37	120	260	380	11%	-3%
Asset Impairment	—	—	—	—	—	—	—	—	—	—	—	—	40	40	—	—
Downsizing and streamlining of worldwide operations	16	13	29	17	46	31	77	—	—	—	—	—	—	—	-100%	-100%

Subtotal	96	30	126	77	203	376	579	118	122	240	93	333	340	673	-10%	16%

Earnings Before Minority Interest and Income Taxes Excluding Specified Items	$921	$1,035	$1,956	$1,054	$3,010	$1,040	$4,050	$1,345	$1,341	$2,686	$1,496	$4,182	1,479	$5,661	42%	40%

Nutritionals	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Earnings Before Minority Interest and Income Taxes	$173	$167	$340	$196	$536	$172	$708	$231	$214	$445	$200	$645	$185	$830	8%	17%
Specified Items:
Mead Johnson Nutritionals charges	—	—	—	—	—	—	—	—	—	—	4	4	13	17	—	—

Earnings Before Minority Interest and Income Taxes Excluding Specified Items	$173	$167	$340	$196	$536	$172	$708	$231	$214	$445	$204	$649	$198	$847	15%	20%

*	In Excess of +/- 200%
**	There were no specified items relating to Nutritionals in 2007 and the first quarter of 2008. In the second quarter of 2008, specified items for the Nutritionals segment were not material and did not have an impact on Gross Margin or Earnings Before Minority Interest and Income Taxes.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2007							2008							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Continuing Operations	$4,063	$4,471	$8,534	$4,601	$13,135	$5,058	$18,193	$4,891	$5,203	$10,094	$5,254	$15,348	$5,249	$20,597	4%	13%	-4%	2%

PHARMACEUTICALS	3,457	3,851	7,308	3,926	11,234	4,388	15,622	4,188	4,475	8,663	4,510	13,173	4,542	17,715	4%	13%	-4%	2%

Cardiovascular	1,475	1,763	3,238	1,793	5,031	1,938	6,969	1,824	1,927	3,751	1,943	5,694	1,937	7,631	—	9%
Plavix	938	1,189	2,127	1,254	3,381	1,374	4,755	1,308	1,387	2,695	1,439	4,134	1,469	5,603	7%	18%	-2%	1%
Avapro/ Avalide	270	297	567	309	876	328	1,204	305	335	640	334	974	316	1,290	-4%	7%	-6%	2%
Pravachol	135	132	267	86	353	90	443	73	69	142	34	176	27	203	-70%	-54%	-5%	2%

Virology	590	608	1,198	647	1,845	752	2,597	734	791	1,525	824	2,349	812	3,161	8%	22%
Reyataz	263	254	517	273	790	334	1,124	297	324	621	342	963	329	1,292	-1%	15%	-5%	2%
Sustiva Franchise(a)	226	233	459	237	696	260	956	273	282	555	294	849	300	1,149	15%	20%	-4%	2%
Baraclude	45	59	104	72	176	99	275	108	136	244	144	388	153	541	55%	97%	-5%	6%

Oncology	355	360	715	402	1,117	445	1,562	436	474	910	447	1,357	462	1,819	4%	16%
Erbitux	160	162	322	185	507	185	692	187	196	383	184	567	182	749	-2%	8%	—	—
Taxol	111	95	206	102	308	114	422	94	101	195	91	286	99	385	-13%	-9%	5%	8%
Sprycel	21	35	56	46	102	56	158	66	76	142	82	224	86	310	54%	96%	-13%	5%
Ixempra	—	—	—	—	—	15	15	25	26	51	25	76	25	101	67%	*	—	*

Affective (Psychiatric) Disorders	408	458	866	467	1,333	511	1,844	498	575	1,073	607	1,680	641	2,321	25%	26%
Abilify(b)	366	412	778	420	1,198	462	1,660	454	529	983	564	1,547	606	2,153	31%	30%	-3%	1%

Immunoscience	41	55	96	60	156	75	231	87	106	193	119	312	129	441	72%	91%
Orencia	41	55	96	60	156	75	231	87	106	193	119	312	129	441	72%	91%	-4%	1%

NUTRITIONALS	606	620	1,226	675	1,901	670	2,571	703	728	1,431	744	2,175	707	2,882	6%	12%	-5%	2%
Enfamil	254	267	521	281	802	280	1,082	290	287	577	295	872	285	1,157	2%	7%	-3%	1%

*	In excess of +/- 200%
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC** NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2007							2008										% Change		% Change in U.S. Total Prescription***
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr		9 Months	4th Qtr		Year		Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Continuing Operations	$2,282	$2,583	$4,865	$2,683	$7,548	$2,874	$10,422	$2,823	$2,966	$5,789	$3,064		$8,853	$3,189		$12,042		11%	16%

PHARMACEUTICALS	1,944	2,243	4,187	2,302	6,489	2,503	8,992	2,459	2,625	5,084	2,708		7,792	2,819		10,611		13%	18%

Cardiovascular	1,045	1,279	2,324	1,316	3,640	1,426	5,066	1,367	1,437	2,804	1,474		4,278	1,522		5,800		7%	14%
Plavix	787	1,015	1,802	1,080	2,882	1,178	4,060	1,139	1,207	2,346	1,263		3,609	1,311		4,920		11%	21%	3%	19%
Avapro/ Avalide	163	170	333	176	509	183	692	174	184	358	189		547	188		735		3%	6%	-8%	-7%
Pravachol	57	47	104	17	121	18	139	15	10	25	(18	)(c)	7	(17	)(c)	(10	)(c)	-194%	-107%	-47%	-75%

Virology	319	323	642	328	970	371	1,341	378	376	754	405		1,159	407		1,566		10%	17%
Reyataz	143	138	281	141	422	165	587	160	159	319	176		495	172		667		4%	14%	14%	14%
Sustiva Franchise(a)	144	147	291	151	442	162	604	175	171	346	185		531	193		724		19%	20%	14%	14%
Baraclude	17	20	37	22	59	29	88	29	35	64	36		100	40		140		38%	59%	43%	55%

Oncology	182	187	369	208	577	230	807	237	254	491	234		725	246		971		7%	20%
Erbitux	158	160	318	183	501	182	683	185	193	378	182		560	179		739		-2%	8%	N/A	N/A
Taxol	4	4	8	1	9	5	14	—	3	3	(1	)(c)	2	4		6		-20%	-57%	N/A	N/A
Sprycel	10	14	24	17	41	17	58	20	21	41	21		62	30		92		76%	59%	18%	36%
Ixempra	—	—	—	—	—	15	15	25	26	51	24		75	23		98		53%	*	N/A	N/A

Affective (Psychiatric) Disorders	305	333	638	346	984	373	1,357	359	413	772	449		1,221	502		1,723		35%	27%
Abilify(b)	293	322	615	329	944	361	1,305	348	403	751	435		1,186	490		1,676		36%	28%	31%	23%

Immunoscience	40	53	93	57	150	66	216	73	87	160	97		257	106		363		61%	68%
Orencia	40	53	93	57	150	66	216	73	87	160	97		257	106		363		61%	68%	N/A	N/A

NUTRITIONALS	274	275	549	304	853	275	1,128	288	273	561	275		836	272		1,108		-1%	-2%
Enfamil	171	177	348	195	543	179	722	183	175	358	178		536	179		715		—	-1%	N/A	N/A

*	In excess of +/-200%.
**	This table presents Continuing Operations sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales does not tie to Continuing Operations sales.
***	The estimated total U.S. prescription change for the retail and mail order channels are calculated based on Next-Generation Prescription Services (NGPS) data on a weighted-average basis. NGPS data is provided by IMS Health, a supplier of market research for the pharmaceutical industry. The weighted-average basis reflects the fact that mail order prescriptions include a greater volume of product supplied compared to retail prescriptions, which on average are 90 days for mail order and 30 days for retail. The calculation is derived by multiplying NGPS mail order prescription data by a factor that approximates three and adding to this the NGPS retail prescriptions.
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(c)	Negative net sales attributed to increased returns reserve.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL** NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2007							2008							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Continuing Operations	$1,781	$1,888	$3,669	$1,918	$5,587	$2,184	$7,771	$2,068	$2,237	$4,305	$2,190	$6,495	$2,060	$8,555	-6%	10%	-5%	6%

PHARMACEUTICALS	1,513	1,608	3,121	1,624	4,745	1,885	6,630	1,729	1,850	3,579	1,802	5,381	1,723	7,104	-9%	7%	-8%	5%

Cardiovascular	430	484	914	477	1,391	512	1,903	457	490	947	469	1,416	415	1,831	-19%	-4%
Plavix	151	174	325	174	499	196	695	169	180	349	176	525	158	683	-19%	-2%	-12%	3%
Avapro/ Avalide	107	127	234	133	367	145	512	131	151	282	145	427	128	555	-12%	8%	-13%	4%
Pravachol	78	85	163	69	232	72	304	58	59	117	52	169	44	213	-39%	-30%	-6%	4%

Virology	271	285	556	319	875	381	1,256	356	415	771	419	1,190	405	1,595	6%	27%
Reyataz	120	116	236	132	368	169	537	137	165	302	166	468	157	625	-7%	16%	-9%	5%
Sustiva Franchise(a)	82	86	168	86	254	98	352	98	111	209	109	318	107	425	9%	21%	-9%	4%
Baraclude	28	39	67	50	117	70	187	79	101	180	108	288	113	401	61%	114%	-7%	9%

Oncology	173	173	346	194	540	215	755	199	220	419	213	632	216	848	—	12%
Erbitux	2	2	4	2	6	3	9	2	3	5	2	7	3	10	—	11%	-4%	—
Taxol	107	91	198	101	299	109	408	94	98	192	92	284	95	379	-13%	-7%	6%	8%
Sprycel	11	21	32	29	61	39	100	46	55	101	61	162	56	218	44%	118%	-19%	8%
Ixempra	—	—	—	—	—	—	—	—	—	—	1	1	2	3	—	—	—	—

Affective (Psychiatric) Disorders	103	125	228	121	349	138	487	139	162	301	158	459	139	598	1%	23%
Abilify(b)	73	90	163	91	254	101	355	106	126	232	129	361	116	477	15%	34%	-13%	7%

Immunoscience	1	2	3	3	6	9	15	14	19	33	22	55	23	78	156%	*
Orencia	1	2	3	3	6	9	15	14	19	33	22	55	23	78	156%	*	-31%	20%

NUTRITIONALS	332	345	677	371	1,048	395	1,443	415	455	870	469	1,339	435	1,774	10%	23%	-8%	3%
Enfamil	83	90	173	86	259	101	360	107	112	219	117	336	106	442	5%	23%	-8%	4%

*	In excess of +/- 200%
**	This table presents Continuing Operations sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales does not tie to Continuing Operations sales.
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2008

(Unaudited, amounts in millions except per share data)

	Q4 2008
	GAAP	Specified Items*	Non GAAP
Net Sales	$5,249	—	$5,249
Cost of products sold	1,522	(42)	1,480

Gross Profit	3,727	42	3,769
Gross margin as a % of sales	71.0%	0.8%	71.8%
Marketing, selling and administrative	1,285	(76)	1,209
Advertising and product promotion	449	—	449

Total SGA	1,734	(76)	1,658
SG&A as a % of sales	33.0%	(1.4%)	31.6%
Research and development	1,143	(273)	870
R&D as a % of sales	21.8%	(5.2%)	16.6%
Provision for restructuring, net	151	(151)	—
Litigation expense, net	1	(1)	—
Gain on sale of product lines and businesses	(159)	159	—
Equity in net income of affiliates	(139)	—	(139)
Other income, net	(892)	870	(22)

Earnings from Continuing Operations Before Minority Interest & Taxes	$1,888	(486)	$1,402
Provision for income taxes	424	(193)	231
Minority Interest, net of taxes	266	—	266

Net Earnings—Continuing Operations	$1,198	(293)	$905
Net Earnings—Discontinued Operations	46		46

Net Earnings	$1,244	(293)	$951

Net Earnings—Continuing Operations	$1,198	(293)	$905
Interest expense on conversion of convertible debt bonds, net of tax	—		—

Net Earnings used for diluted earnings per common share calculation—Continuing Operations	$1,198	$(293)	$905
Average Common Shares Outstanding—Diluted	1,982		1,982
Diluted Earnings per Common Share—Continuing Operations	$0.61	(0.15)	$0.46
Net Earnings—Continuing Operations as a % of sales	22.8%	(5.6%)	17.2%
Effective Tax Rate	22.5%	(6.0%)	16.5%

*	Please refer to the Specified Items QTD tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008

(Unaudited, amounts in millions except per share data)

	DECEMBER YTD 2008
	GAAP	Specified Items*	Non GAAP
Net Sales	$20,597	—	$20,597
Cost of products sold	6,396	(249)	6,147

Gross Profit	14,201	249	14,450
Gross margin as a % of sales	68.9%	1.3%	70.2%
Marketing, selling and administrative	4,792	(150)	4,642
Advertising and product promotion	1,550	—	1,550

Total SGA	6,342	(150)	6,192
SG&A as a % of sales	30.8%	(0.7%)	30.1%
Research and development	3,585	(361)	3,224
R&D as a % of sales	17.4%	(1.7%)	15.7%
Acquired in-process research and development	32	(32)	—
Provision for restructuring, net	218	(218)	—
Litigation expense, net	33	(33)	—
Gain on sale of product lines and businesses	(159)	159	—
Equity in net income of affiliates	(617)	—	(617)
Other income, net	(704)	614	(90)

Earnings from Continuing Operations Before Minority Interest & Taxes	$5,471	270	$5,741
Provision for income taxes	1,320	(39)	1,281
Minority Interest, net of taxes	996	—	996

Net Earnings—Continuing Operations	$3,155	309	$3,464
Net Earnings—Discontinued Operations	2,092		2,092

Net Earnings	$5,247	309	$5,556

Net Earnings—Continuing Operations	$3,155	309	$3,464
Interest expense on conversion of convertible debt bonds, net of tax	16		16

Net Earnings used for diluted earnings per common share calculation—Continuing Operations	$3,171	$309	$3,480
Average Common Shares Outstanding—Diluted	2,001		2,001
Diluted Earnings per Common Share—Continuing Operations	$1.59	0.15	$1.74
Net Earnings—Continuing Operations as a % of sales	15.3%	1.5%	16.8%
Effective Tax Rate	24.1%	(1.8%)	22.3%

*	Please refer to the Specified Items YTD tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2008 AND 2007

($ in millions)

Three months ended December 31, 2008
	Cost of products sold	Marketing selling and administrative	Research and development	Acquired in-process research and development	Provision for restructuring, net	Litigation expense, net	Gain on sale of product lines and businesses	Other (income)/ expense, net	Total
Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$—	$122	$—	$—	$—	$122
Accelerated depreciation, asset impairment, and other shutdown costs	6	—	—	—	20	—	—	8	34
Pension settlements/curtailments	9	—	—	—	—	—	—	8	17
Process standardization implementation costs	—	45	—	—	—	—	—	—	45
Termination of lease contracts	—	—	—	—	9	—	—	6	15
Gain on sale of product lines and businesses	—	—	—	—	—	—	(159)	—	(159)

	15	45	—	—	151	—	(159)	22	74
Litigation Matters:
Litigation settlement	—	—	—	—	—	1		—	1
Insurance Recovery	—	—	—	—	—	—	—	(20)	(20)

Other:
Mead Johnson Nutritionals charges	—	31	—	—	—	—	—	3	34
Upfront and milestone payments	—	—	260	—	—	—	—	—	260
Asset impairment	27	—	13	—	—	—	—	—	40
Auction rate securities impairment and (gains)/losses	—	—	—	—	—	—	—	77	77
Debt buyback and swap terminations	—	—	—	—	—	—	—	(57)	(57)
Gain on sale of ImClone shares	—	—	—	—	—	—	—	(895)	(895)

	$42	$76	$273	$—	$151	$1	$(159)	$(870)	(486)

Income taxes on items above									193

Increase to Net Earnings from Continuing Operations									$(293)

Three months ended December 31, 2007
	Cost of products sold	Marketing selling and administrative	Research and development	Acquired in-process research and development	Provision for restructuring, net	Litigation expense, net	Gain on sale of product lines and businesses	Other (income)/ expense, net	Total
Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$—	$139	$—	$—	$6	$145
Accelerated depreciation and asset impairment	102	8	—	—	—	—	—	—	110
Process standardization implementation costs	—	5	—	—	—	—	—	32	37

	102	13	—	—	139	—	—	38	292
Other:
Product liability	—	—	—	—	—	—	—	10	10
Upfront and milestone payments and acquired in-process research and development	—	—	5	230	—	—	—	—	235
Auction rate securities impairment	—	—	—	—	—	—	—	275	275
Accelerated depreciation, asset impairment and contract termination	31	—	—	—	—	—	—	23	54
Gain on sale of properties	—	—	—	—	—	—	—	(9)	(9)

	$133	$13	$5	$230	$139	$—	$—	$337	857

Income taxes on items above									(70)

Decrease to Net Earnings from Continuing Operations									$787

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008 AND 2007

($ in millions)

Twelve months ended December 31, 2008
	Cost of products sold	Marketing selling and administrative	Research and development	Acquired in-process research and development	Provision for restructuring, net	Litigation expense, net	Gain on sale of product lines and businesses	Other (income)/ expense, net	Total
Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$—	$189	$—	$—	$—	$189
Accelerated depreciation, asset impairment, and other shutdown costs	213	—	—	—	20	—	—	8	241
Pension settlements/curtailments	9	—	—	—	—	—	—	8	17
Process standardization implementation costs	—	109	—	—	—	—	—	—	109
Gain on sale and leaseback of properties	—	—	—	—	—	—	—	(9)	(9)
Termination of lease contracts	—	—	—	—	9	—	—	6	15
Gain on sale of product lines and businesses	—	—	—	—	—	—	(159)	—	(159)

	222	109	—	—	218	—	(159)	13	403
Litigation Matters:
Litigation settlement	—	—	—	—	—	33	—	—	33
Insurance Recovery	—	—	—	—	—	—	—	(20)	(20)

Other:
Mead Johnson Nutritionals charges	—	41	—	—	—	—	—	3	44
Product liability	—	—	—	—	—	—	—	18	18
Upfront and milestone payments and acquired in-process research and development	—	—	348	32	—	—	—	—	380
Asset impairment	27	—	13	—	—	—	—	—	40
Auction rate securities impairment and (gains)/losses	—	—	—	—	—	—	—	324	324
Debt buyback and swap terminations	—	—	—	—	—	—	—	(57)	(57)
Gain on sale of ImClone shares	—	—	—	—	—	—	—	(895)	(895)

	$249	$150	$361	$32	$218	$33	$(159)	$(614)	270

Income taxes on items above									39

Decrease to Net Earnings from Continuing Operations									$309

Twelve months ended December 31, 2007
	Cost of products sold	Marketing selling and administrative	Research and development	Acquired in-process research and development	Provision for restructuring, net	Litigation expense, net	Gain on sale of product lines and businesses	Other (income)/ expense, net	Total
Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$—	$139	$—	$—	$6	$145
Accelerated depreciation and asset impairment	102	8	—	—	—	—	—	—	110
Process standardization implementation costs	—	5	—	—	—	—	—	32	37

	102	13	—	—	139	—	—	38	292
Other:
Litigation settlement	—	—	—	—	—	14	—	—	14
Insurance recovery	—	—	—	—	—	—	—	(11)	(11)
Product liability	—	—	—	—	—	—	—	15	15
Upfront and milestone payments and acquired in-process research and development	—	—	162	230	—	—	—	—	392
Auction rate securities impairment	—	—	—	—	—	—	—	275	275
Downsizing and streamlining of worldwide operations	—	—	—	—	44	—	—	—	44
Accelerated depreciation, asset impairment and contract termination	77	—	—	—	—	—	—	23	100
Gain on sale of properties and product lines and businesses	—	—	—	—	—	—	(273)	(9)	(282)

	$179	$13	$162	$230	$183	$14	$(273)	$331	839

Income taxes on items above									(33)
Change in estimate for taxes on a prior year specified item									(39)

Decrease to Net Earnings from Continuing Operations									$767

BRISTOL-MYERS SQUIBB COMPANY

SELECT BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008
Cash, cash equivalents and marketable debt securities	$4,012	$4,646	$3,582	$2,225	$2,637	$4,402	$7,431	$8,265
Short-term borrowings	241	256	1,879	1,891	1,781	1,799	135	154
Long-term debt	7,132	6,978	4,248	4,381	4,660	6,021	6,120	6,585

Net (debt) / cash	$(3,361)	$(2,588)	$(2,545)	$(4,047)	$(3,804)	$(3,418)	$1,176	$1,526

Receivables, net of allowances	$3,381	$3,632	$3,704	$4,240	$4,541	$4,469	$4,224	$4,276

Stockholders’ equity	10,261	10,762	11,153	10,562	10,561	10,779	12,938	12,241

Capital expenditures and capitalized software (for the quarter ended)	202	206	185	248	250	210	196	285

BRISTOL-MYERS SQUIBB COMPANY

2009 FULL YEAR PROJECTED DILUTED EPS FROM CONTINUING OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2009
Projected Diluted Earnings per Common Share—GAAP	$1.58 to $1.73
Projected Specified Items:
Productivity Transformation Initiative	0.18
Upfront and milestone payments	0.07
Mead Johnson Nutritionals charges	0.01
Gain on Sale of Assets	(0.01)
Change in Estimate for Taxes	0.02

Total	0.27

Projected Diluted Earnings per Common Share—Non-GAAP	$1.85 to $2.00

Revenue growth is projected in the low single digit range, which based on historical trends in 2008 would be in the mid to high single digit range, excluding foreign exchange.

Gross margin on a GAAP basis for the full year 2008 was 68.9%, which included specified items of $249 million and had a 1.3% adverse impact on gross margin in aggregate. On a non-GAAP basis, 2008 gross margin was 70.2%. On a non-GAAP basis, based on historical trends in 2008 the Company projects gross margin for the full year 2009 to improve slightly compared to 2008. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on gross margin. See GAAP to Non-GAAP PL Reconciliation—December YTD tab.

Research and development expenses on a GAAP basis for the full year 2008 were $3,617 million, which included specified items of $393 million. On a non-GAAP basis, for the full year 2008 research and development expenses were $3,224 million. On a non-GAAP basis, based on historical trends in 2008 the Company projects research and development expenses for the full year 2009 to increase in the mid single digit range compared to 2008. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on research and development. See GAAP to Non-GAAP PL Reconciliation—December YTD tab.

Marketing, selling and administrative expenses, on a GAAP basis for the full year 2008 were $4,792 million, which included specified items of $150 million. On a non-GAAP basis, for the full year 2008 marketing, selling and administrative expenses were $4,642 million. On a non-GAAP basis, based on historical trends in 2008 the Company projects marketing, selling and administrative expenses, for the full year 2009 to be down in low to mid single digit range compared to 2008. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See GAAP to Non-GAAP PL Reconciliation—December YTD tab.

The effective tax rate on a GAAP basis for the full year 2008 was 24.1%, which included specified items of $39 million in the tax provision, and had a 1.8% adverse impact on the effective tax rate in aggregate. On a non-GAAP basis, for the full year 2008 effective tax rate was 22.3%. On a non-GAAP basis, based on historical trends in 2008 the Company projects effective tax rate for the full year 2009 to be approximately 24%. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on the tax rate. See GAAP to Non-GAAP PL Reconciliation—December YTD tab.

The GAAP results for the full year 2009 would include specified items that may occur and impact results, including restructuring and other charges related to implementation of the Productivity Transformation Initiative. The productivity initiative, announced in December 2007 (Wave One) is expected to generate approximately $1.5 billion in cost reductions and avoidance on a pre-tax basis versus the Company's previous strategic plan for 2010. Productivity Transformation Initiative Wave Two announced in July 2008, is expected to generate an additional $1.0 billion in cost savings by 2011. Costs associated with the Productivity Transformation Initiatives Wave One and Wave Two are estimated to be between $1.3 billion and $1.6 billion on a pre-tax basis. The ultimate timing of the recording of the charges cannot be predicted with certainty and will be affected by the occurrence of triggering events for expense recognition under GAAP, among other factors. The GAAP results for the full year 2009 could also include charges and recoveries relating to significant legal proceedings, debt retirement costs and other charges related to new transactions, upfront and milestone payments, copromotion or alliance charges and charges for in-process research and development related to new external development transactions, gains or losses from asset disposals, other restructuring activities, impairments to marketable securities and significant tax events. For a fuller discussion of certain of the litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Company Reports Financial Results For The Fourth Quarter, and Twelve Months of 2008, January 27, 2009, including “2009 Guidance” and “Use of Non-GAAP Financial Information” therein.

On a non-GAAP basis, the Company projects 2008-10 compounded growth rate in earnings per share from continuing operations to be at least 15% compared to 2007 without rebasing 2007 for the agreement to sell the ConvaTec business. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on earnings per share.